UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

E. I. du Pont de Nemours and Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 13, 2016

Dear Fellow Stockholder:

According to our latest records, we have not yet received your proxy for the important Annual Meeting of Stockholders of E. I. du Pont de Nemours and Company to be held on April 27, 2016. Our Board of Directors recommends that you vote FOR all of the nominees for director in Proposal 1, FOR Proposals 2, 3 and 4 and AGAINST Proposals 5 through 7.

Your vote is important. To make sure that your shares are represented at the meeting, please vote today by telephone, via the Internet, or by signing and returning the enclosed proxy card in the envelope provided.

Very truly yours,

Erik T. Hoover

Secretary

REMEMBER:

You can vote your shares by telephone or via the Internet.

Please follow the easy instructions on the enclosed proxy card.

If you have any questions or need assistance in voting

your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED

TOLL-FREE, at 1-877-750-9501.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 27, 2016. Meeting Information E. I. DU PONT DE NEMOURS AND COMPANY Meeting Type: Annual Meeting For holders as of: March 7, 2016 Date: April 27, 2016 Time: 10:30 AM Location: Lotte New York Palace 455 Madison Avenue New York, NY 10022 You are receiving this communication because you hold shares in the company named above. E. I. DU PONT DE NEMOURS AND COMPANY ATTN: STOCKHOLDER RELATIONS 974 CENTRE ROAD This communication presents only an overview of the WILMINGTON, DE 19805 more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See proxy the materials reverse and side voting of this instructions. notice to obtain E09694-P73859

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2016 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available and follow the instructions. Vote must be received by 11:59 p.m. EDT on April 26, 2016. Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions. Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Vote must be received by April 26, 2016. E09695-P738591

Voting Items

A **The Board of Directors recommends that you vote FOR all the nominees in Proposal 1 and FOR Proposals 2-4.**

1. Election of Directors

Nominees:

		For	Against	Abstain
1a.	Lamberto Andreotti	☐	☐	☐
1b.	Edward D. Breen	☐	☐	☐
1c.	Robert A. Brown	☐	☐	☐
1d.	Alexander M. Cutler	☐	☐	☐
1e.	Eleuthère I. du Pont	☐	☐	☐
1f.	James L. Gallogly	☐	☐	☐
1g.	Marillyn A. Hewson	☐	☐	☐
1h.	Lois D. Juliber	☐	☐	☐
1i.	Ulf M. Schneider	☐	☐	☐
1j.	Lee M. Thomas	☐	☐	☐
1k.	Patrick J. Ward	☐	☐	☐

		For	Against	Abstain
2.	To Approve an Amendment to, and Performance Goals under, the E. I. du Pont de Nemours and Company Equity and Incentive Plan	☐	☐	☐
3.	On Ratification of Independent Public Accounting Firm	☐	☐	☐
4.	To Approve, by Advisory Vote, Executive Compensation	☐	☐	☐

B **The Board of Directors recommends that you vote AGAINST the following Proposals:**

		For	Against	Abstain
5.	On Employee Board Advisory Position	☐	☐	☐
6.	On Supply Chain Deforestation Impact	☐	☐	☐
7.	On Accident Risk Reduction Report	☐	☐	☐

E09696-P73859

Non-Voting Items

Change of Address/Comments
Please print new address or comments in the box below.

E09697-P73859

E. I. DU PONT DE NEMOURS AND COMPANY
Annual Meeting of Stockholders
April 27, 2016, 10:30 AM
Lotte New York Palace
455 Madison Avenue
New York, NY 10022
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints E. D. Breen, L. D. Juliber, and P. J. Ward or any of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 27, 2016, and any adjournment or postponement thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given.

As described on page 4 of the proxy statement, this proxy also provides voting instructions for shares held for the account of the undersigned in certain employee savings plans. A trustee for each plan will vote these shares as directed provided your voting instruction is received by the cut-off date.
A trustee for an employee savings plan may vote as directed by the plan fiduciary or by an independent fiduciary selected by the plan fiduciary all shares held in the plan for which no voting instructions are received. Other shares owned by you will be voted only if you sign and return a proxy card, vote by Internet or telephone, or attend the meeting and vote by ballot. The cut-off date for shares held in certain employee savings plans is April 24, 2016. The cut-off date for all other shares is April 26, 2016.

On matters for which you do not specify a choice, the shares will be voted in accordance with the recommendation of the Board of Directors.

When properly executed this proxy will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Proposals 1-4 and AGAINST Proposals 5-7.

Authorized Signatures - This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, sign the full corporate name by duly authorized officer.

Signature 1 - (Please sign on line) | Signature 2 - (Joint Owners) | Date - (Please print date) / /